                                                                    EXHIBIT 99.1

                 CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT

     This CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT ("Agreement"), dated effective as of March 31, 2002, is among INTERVOICE-BRITE, INC. (formerly InterVoice, Inc.; "Parent"), BRITE VOICE SYSTEMS, INC. (successor by merger to InterVoice Acquisition Subsidiary III, Inc.; "Borrower"), BANK OF AMERICA, NATIONAL ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association) in its capacity as administrative agent ("Agent"), and the Lenders party hereto.

                                    RECITALS:

     A. Parent, Borrower, Agent, and the Lenders have entered into that certain Credit Agreement, dated as of June 1, 1999 (as amended, the "Credit Agreement").

     B. Parent and Borrower have notified Agent and the Lenders that an Event of Default (as defined in the Credit Agreement) has occurred under Section 12.2 of the Credit Agreement as a result of Parent's failure to comply with the covenant set forth therein as of February 28, 2002 and for the four (4) Fiscal Quarter period then ending (the "Existing Default").

     C. Parent and Borrower have previously requested that Agent and the Lenders forbear from exercising remedies available to Agent and the Lenders, and Parent, Borrower, Agent, and Required Lenders have entered into that certain Forbearance Agreement dated as of March 7, 2002 (the "Forbearance Agreement").

     D. Parent and Borrower have requested that Agent and the Lenders continue to forbear from exercising their available rights and remedies arising as a result of the Existing Default.

     E. Parent and Borrower have informed Agent and the Lenders of Parent's proposal to obtain long term financing from a lender to be determined by Parent (the "Mortgage Lender") with respect to Parent's real property and related assets which are defined as the "Mortgaged Property" or "Collateral" in that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, and Financing Statement (the "Deed of Trust"), dated effective as of June 1, 1999, executed and delivered by Parent in favor of Agent located in Collin County, Texas (the "Texas Mortgaged Property"). Parent and Borrower have requested that the Lenders consent to Parent incurring such Funded Debt, and granting a Lien to the Mortgage Lender (collectively, the "Mortgage Transaction").

     F. Parent and Borrower have informed Agent and the Lenders of Borrower's proposal to sell its real property and related assets which are defined as the "Mortgaged Property" or "Collateral" in that certain Commercial Mortgage, Security Agreement, Assignment of Rents and Leases, and Fixture Filing, dated effective as of August 13, 1999, executed and delivered by Borrower located in Sedgwick County, Kansas (the "Kansas Mortgaged Property").

     G. In order to facilitate the financing described in Recital E preceding and the sale of the real property described in Recital F preceding, Parent and Borrower have requested that (a) the

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 1

Lenders consent to Agent's subordination of its Liens on the Texas Mortgaged Property and (b) that Agent terminate its Liens on the Kansas Mortgaged Property upon sale of the Kansas Mortgaged Property, in exchange for a prepayment of the Term Loans as more specifically provided herein.

     H. Subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Forbearance Agreement and consent to the Mortgage Transaction.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

                                    ARTICLE 2

                                     Consent

     Section 2.1 Consent to Mortgage Transaction. Notwithstanding anything in the Agreement to the contrary, including Section 11.1 and Section 11.2 of the Agreement, Agent and the Lenders hereby confirm their consent to the Mortgage Transaction upon the terms and conditions following:

          (a) The aggregate amount of Funded Debt incurred by Parent in connection with the Mortgage Transaction shall not exceed the fair market value of the Texas Mortgaged Property.

          (b) Without limiting Section 4.2(a) hereof, the cash proceeds received by Parent in connection with the Mortgage Transaction, net of reasonable out-of-pocket professional fees and expenses, appraisal costs, survey costs, title insurance premiums, required escrow deposits, loan commitment, underwriting, arrangement or similar fees, and other customary fees and expenses attributable to and actually incurred and paid in connection with the Mortgage Transaction, shall be delivered to Agent on the Business Day of the Mortgage Transaction and be applied to the Term Loans as an optional prepayment pursuant to Section 5.4(b) of the Credit Agreement.

          (c) Parent may grant to the Mortgage Lender a Lien on the Texas Mortgaged Property (excluding any such property which constitutes equipment which is not attached to, used in the operation of, or used in or necessary to the complete and proper planning, development, use, occupancy, or operation of the Land (as defined in the Deed of Trust) or the Improvements (as defined in the Deed of Trust) or acquired for use or installation in or

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 2 on the Land or the Improvements) and an assignment of rents and leases with respect thereto, to secure the Funded Debt permitted pursuant to this
     Section 2.1. Agent shall retain a Lien on the Texas Mortgaged Property, junior in priority to the Mortgage Lender, but otherwise on terms and pursuant to documents in form and substance reasonably satisfactory to Agent and subject to the requirements of the lender or lenders party to the Mortgage Transaction.

                                    ARTICLE 3

                       Amendments to Forbearance Agreement

     Section 3.1 Amendment to Section 2.1 of the Forbearance Agreement. Effective as of the date of this Amendment, Section 2.1 of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

          Section 2.1 Forbearance; Continued Extension of Credit; Borrower Agreements. Subject to the terms and provisions of this Agreement, Agent and the Lenders agree to forbear until May 31, 2002 (the "Expiry Date") from exercising their available rights and remedies under the Credit Agreement and the other Loan Documents arising as a result of the Existing Default (the "Forbearance"). Notwithstanding that pursuant to Section 8.3(a) of the Credit Agreement the Lenders have no obligation to do so as a result of the Existing Default, the Lenders agree, subject to the terms of this Agreement and the Credit Agreement, to continue to make Revolving Loans pursuant to the Credit Agreement until the Termination Date (as defined below), provided that for purposes of the foregoing obligation to continue to make Revolving Loans (but excluding any other purposes under the Credit Agreement including, without limitation, calculation of fees pursuant to Section 4.6 of the Credit Agreement), (a) the aggregate amount of the Revolving Commitments shall not exceed $12,000,000 (any advance made pursuant to this sentence, herein a "Default Advance") and (b) the aggregate amount of the outstanding Loans shall not exceed the Borrowing Base (as defined below). As a result of the Existing Default, Borrower shall not be permitted to request Libor Accounts, Continue Libor Accounts, or Convert Base Rate Accounts to Libor Accounts. As used herein, "Borrowing Base" means an amount equal to the sum of (x) eighty percent (80.0%) of the accounts receivable of Parent and its Subsidiaries billed and owing by account debtors located in, and organized under the laws of, the United States, but specifically excluding any accounts receivable which represent progress billings or for which Parent or Borrower reasonably believes that the prospect of collection is impaired or may not be paid because of the applicable account debtor's financial inability to pay or legal impediment to payment, for which less than ninety (90) days have elapsed since the date of the original invoice therefor, plus (y) forty percent (40.0%) of the non-custom, raw material inventory of Parent and its Subsidiaries located in the United States, plus (z) $16,000,000.

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 3

                                    ARTICLE 4

                            Conditions and Covenants

     Section 4.1 Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except with respect to existence of the Existing Default or for such representations and warranties limited by their terms to a specific date;

          (b) Borrower shall have paid to Agent, for the benefit of each Lender providing to Agent its executed signature page hereto on or before 5:00 p.m. (Dallas, Texas time) April 1, 2002, a fee in an amount equal to one-half percent (0.50%) of each such Lender's outstanding Term Loans and Revolving Commitment (as adjusted for the reduction in Revolving Commitments during the term of the Forbearance as specified in Section 2.1 of the Forbearance Agreement);

          (c) No Default, other than the Existing Default, shall have occurred and be continuing; and

          (d) All proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

     Section 4.2 Prepayments. In consideration of the agreements contained herein, Parent and Borrower agree that Borrower shall pay to Agent, for the benefit of the Lenders:

          (a) upon consummation of the Mortgage Transaction, a prepayment of the Term Loans in the amount of the net proceeds of the Mortgage Transaction as required pursuant to Section 2.1(b) of this Agreement and, if necessary, such additional amount as required to make the total of such prepayment equal $14,000,000; and

          (b) upon consummation of any sale of the Kansas Mortgaged Property, a prepayment of the Term Loans in the amount of the net proceeds of the sale of the Kansas Mortgaged Property as required pursuant to Section 5.4(a)(ii) of the Credit Agreement and, if necessary, such additional amount as required to make the total of such prepayment equal $2,000,000.

Parent and Borrower agree that any failure to make any of the prepayments set forth in this Section will constitute an Event of Default under Section 13.1(a) of the Credit Agreement.

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 4

     Section 4.3 Financial Reporting. Parent and Borrower agree to provide to
Agent:

          (a) within seven (7) Business Days following the end of each calendar month,

               (i) an aged schedule of Parent's and its Subsidiaries' accounts receivable, dated as of the last day of the preceding calendar month, in the form set forth in Exhibit A hereto,

               (ii) a schedule of Parent's and its Subsidiaries' inventory, dated as of the last day of the preceding calendar month, in the form set forth in Exhibit B hereto, and

               (iii) a weekly cash flow forecast for the period from the first day following such month end through and including the Expiry Date, in the form set forth in Exhibit C hereto; and

          (b) on the date of any request for a Default Advance, a schedule of Parent's and its Subsidiaries' accounts receivable, dated as of the last day of the most recently completed calendar week which is available to Parent (but which is dated not more than eight (8) days prior to the date of such request), in the form set forth in Exhibit A hereto, and an updated weekly cash flow forecast, in the form set forth in Exhibit C hereto, for the period from the first day of the week of such requested Default Advance through and including the Expiry Date.

                                    ARTICLE 5

            Ratification; Release; and Representations and Warranties

     Section 5.1 Ratification. The terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of Parent, Borrower, Agent, and the Lenders agree that the Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Parent and Borrower agree to strictly comply with the terms of the Loan Documents.

     Section 5.2 Release. TO INDUCE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, PARENT AND BORROWER REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AGREEMENT AND RELEASE AND DISCHARGE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES, AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS,

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 5

RIGHTS, CAUSES OF ACTION, OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH PARENT OR BORROWER NOW HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Section 5.3 Representations and Warranties. Parent and Borrower hereby represent and warrant to Agent and the Lenders as follows: (a) except for the Existing Default, no Default or Event of Default has occurred and is continuing;
(b) subject to the existence of the Existing Default, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of Parent and Borrower and does not and will not: (i) violate any provision of law applicable to Parent or Borrower, the certificate of incorporation, bylaws, or other applicable governing document of Parent or Borrower or any order, judgment, or decree of any court or agency of government binding upon Parent or Borrower; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Parent or Borrower; (iii) result in or require the creation or imposition of any material Lien upon any of the assets of Parent or Borrower; or (iv) require any approval or consent of any Person under any material contractual obligation of Parent or Borrower; (d) the articles of incorporation, bylaws,, or other applicable governing document of Parent and Borrower and the resolutions of Parent and Borrower attached to the Corporate Certificate of each of Parent and Borrower delivered in connection with the Credit Agreement have not been modified or rescinded and remain in full force and effect, and (e) the principal amount of the Outstanding Revolving Credit and outstanding Term Loans as of March 29, 2002 is as set forth below opposite the applicable Loan:

         Loan                              Principal Amount
         ----                              ----------------

Outstanding Revolving Credit                $ 7,505,000.00

Term Loans                                  $22,479,855.20

                                    ARTICLE 6

                                  Miscellaneous

     Section 6.1 Governing Law; Venue; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S. ANY ACTION OR PROCEEDING AGAINST PARENT OR BORROWER UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY TEXAS STATE COURT LOCATED IN DALLAS COUNTY, TEXAS OR FEDERAL COURT IN THE NORTHERN DISTRICT OF TEXAS. EACH OF PARENT AND BORROWER

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 6

IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF PARENT AND BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 16.13 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST PARENT OR BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY LOAN PARTY AGAINST AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Section 6.2 Successors and Assigns. This Agreement shall inure to the benefit of and is binding upon Borrower, Parent, Agent, the Lenders, and their respective successors and assigns, except neither Parent nor Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

     Section 6.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 6.4 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by Parent or Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

     Section 6.5 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.6 Cumulative Remedies; No Election. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law. The exercise by Agent or any Lender of any right or remedy under this Agreement or under any other Loan Document or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     Section 6.7 Entire Agreement; Amendment. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 7

OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an agreement in writing signed by the parties hereto.

     Section 6.8 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.9 Survival. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and no investigation by Agent or any Lender or any closing shall effect the representations and warranties of the right of Agent and the Lenders to rely upon them.

     Section 6.10 Construction. Parent and Borrower acknowledge that each of them has had the benefit of legal counsel of its own choice and had been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed if jointly drafted by the parties hereto.

     Section 6.11 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 6.12 Expenses. In accordance with the Credit Agreement, Borrower agrees to pay on demand all attorneys fees and other costs and expenses incurred by Agent and the Lenders in connection with this Agreement.

                  [Remainder of page intentionally left blank]

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Page 8

     Executed as of the date first written above.

                                       BORROWER:

                                       BRITE VOICE SYSTEMS, INC.

                                       By:   /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name:     Rob-Roy J. Graham
                                             -----------------------------------
                                       Title:    Chief Financial Officer
                                              ----------------------------------

                                       PARENT:

                                       INTERVOICE-BRITE, INC.

                                       By:   /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name:     Rob-Roy J. Graham
                                             -----------------------------------
                                       Title:    Chief Financial Officer
                                              ----------------------------------

                                       AGENT and ISSUING BANK:

                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association), as Agent

                                       By:   /s/ DOUGLAS T. MECKELNBURG
                                           -------------------------------------
                                       Name:     Douglas T. Meckelnburg
                                             -----------------------------------
                                       Title:    Vice President
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       LENDERS:

                                       BANK OF AMERICA, NATIONAL
                                       ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association)

                                       By:   /s/ DOUGLAS T. MECKELNBURG
                                           -------------------------------------
                                       Name:     Douglas T. Meckelnburg
                                             -----------------------------------
                                       Title:    Vice President
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       BANK ONE, TEXAS, N.A.

                                       By:   /s/ RANDALL B. DURANT
                                           -------------------------------------
                                       Name:     Randall B. Durant
                                             -----------------------------------
                                       Title:    Senior Vice President
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       FLEET NATIONAL BANK

                                       By: /s/ PETER M. AHZIUINO
                                           -------------------------------------
                                       Name:   Peter M. Ahziuino
                                             -----------------------------------
                                       Title:  Vice President
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       IBM CREDIT CORPORATION

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By: /s/ JAMES B. GOUDY
                                           -------------------------------------
                                       Name:   James B. Goudy
                                             -----------------------------------
                                       Title:  Vice President
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ M. D. SMITH
                                           -------------------------------------
                                       Name:   M.D. Smith
                                             -----------------------------------
                                       Title:  Agent Operations
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.

                                       By:   /s/ DIETER H. BOSHME
                                           -------------------------------------
                                       Name:     Dieter H. Boshme
                                             -----------------------------------
                                       Title:    Exec. V.P.
                                              ----------------------------------

                                       By:  /s/ ANDREW J. RUSSELL
                                           -------------------------------------
                                       Name:    Andrew J. Russell
                                             -----------------------------------
                                       Title:   Senior V.P.
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

                                       COMERICA BANK

                                       By:    /s/ MARK B. GROVER
                                           -------------------------------------
                                       Name:      Mark B. Grover
                                             -----------------------------------
                                       Title:     First Vice President
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT - Signature Page

           REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT

     As a material inducement to Agent and the Lenders entering into this Agreement, each of the undersigned hereby (a) consents to the execution and delivery of the Forbearance Agreement (the "Agreement") to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached by the parties thereto, (b) that the Agreement shall not limit or diminish the obligations of each of the undersigned under their certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by each of the undersigned and delivered to Agent, (c) reaffirms its obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

     Dated effective as of March 31, 2002.

                                       INTERVOICE GP, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       INTERVOICE LP, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       INTERVOICE ACQUISITION
                                       SUBSIDIARY, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT -
Reaffirmation of Guaranty and Pledge and Security Agreement

                                       INTERVOICE ACQUISITION
                                       SUBSIDIARY II, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       INTERVOICE LIMITED PARTNERSHIP

                                       By: InterVoice GP, Inc.

                                           By: /s/ ROB-ROY J. GRAHAM
                                               ---------------------------------
                                           Name: Rob-Roy J. Graham
                                                 -------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------

                                       BVSI, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       BVS INVESTCO, INC.

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                       Name: Rob-Roy J. Graham
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------

CONSENT AND AMENDMENT TO FORBEARANCE AGREEMENT -
Reaffirmation of Guaranty and Pledge and Security Agreement